Exhibit 10.4.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 29, 2017, between MedyMatch Technology Ltd., a company incorporated under the laws of the State of Israel (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.14.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Amended Articles” shall have the meaning ascribed to such term in Section 4.20.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, Sunday and any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“CLAs” means (i) the Amended and Restated Convertible Secured Bridge Loan and Credit Facility Agreement dated August 1, 2016, between the Company and Exigent Management Ltd., an Israeli limited liability private company, as amended by the First Amendment to Amended and Restated Convertible Secured Bridge Loan and Credit Facility Agreement entered into on April 27, 2017, as further amended by the Second Amendment to Amended and Restated Convertible Secured Bridge Loan and Credit Facility Agreement entered into on June 1, 2017, and as further amended by the Third Amendment to Amended and Restated Convertible Secured Bridge Loan and Credit Facility Agreement entered into on or about the date hereof, and (ii) the Convertible Bridge Loan Agreement dated August 28, 2017, by and between the Company and Eugene Saragnese, and (iii) the Convertible Bridge Loan Agreement dated August 14, 2017, by and between the Company and Reuven Raz.

“Closing” means a Closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligation to pay the Subscription Amount at a Closing, and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means Meitar Liquornik Geva Leshem Tal, Law Offices, 16 Abba Hillel Silver Road, Ramat Gan 5250608, Israel, Attn: David S. Glatt, Adv., facsimile: (972) 3-610-3111.

“Companies Law” shall have the meaning ascribed to such term in Section 3.1(e).

“Conversion Date” means the date the Notes are converted to Ordinary Shares pursuant to the Note.

“Conversion Price” shall have the meaning ascribed to such term in the Note.

“Conversion Shares” means the Company’s Ordinary Shares issuable upon conversion of the Note and interest in accordance with the terms of the Note.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(gg).

“End Date” shall mean the date the Notes are no longer outstanding via mandatory conversion as described in the Note or indefeasible repayment of all sums due thereunder.

“Escrow Agent” means G&M.

“Escrow Agreement” means the escrow agreement to be employed in connection with the sale of the Securities, a copy of which is annexed hereto as Exhibit B.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares and options (including Ordinary Shares issued upon exercise of options or other convertible instruments) to officers, directors, employees, or consultants and advisors of the Company after the Closing Date in the amounts and on the terms set forth on Schedule 3.1(g), (b) securities upon the exercise or exchange of or conversion of Securities issued hereunder (subject to adjustment for forward and reverse stock splits and the like that occur after the date hereof) and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares or Ordinary Shares Equivalents issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities and the principal terms thereof are set forth on Schedule 3.1(g), and which do not increase the amount of Ordinary Shares on a Fully Diluted Basis, (c) Ordinary Shares issuable upon the conversion of the Company’s Series A Preferred Shares in accordance with the Amended Articles, (d) securities issuable in connection with the Qualified Offering, (e) additional Notes which may be issued on or before the Termination Date to Exigent as a Purchaser hereunder in the principal amount of up to $1,500,000 on the same terms and conditions as the Offering and when issued and paid for will be deemed to constitute part of the Offering, including with respect to security interests ranking pari passu among all Purchasers (including Exigent) except that (i) Exigent will receive the registration rights under the Exigent Registration Rights Agreement, and (ii) the Conversion Price (as defined in the Note) (i.e. pre-Qualified Offering, pre-money valuation of the Company) shall be $27.30, and (f) securities upon the exercise or exchange of or conversion of the additional Notes under subsection (e) above.

“Exigent” means Exigent Management Ltd., an Israeli limited liability private company, maintaining an office at 5 Wyndham Deedes St., Jerusalem, Israel, and/or where it is apparent from the context, its Affiliates and/or funds, special purpose vehicles, accounts, or other Persons who, directly or indirectly, control or manage, are controlled or managed by, or are under common control with, Exigent Management Ltd.

“Exigent Option” shall mean the rights available to Exigent as described in part (e) of the definition of Exempt Issuance.

“Exigent Registration Rights Agreement” shall means the Exigent Registration Rights Agreement, dated the date hereof, by and among the Company Exigent, , Eugene Saragnese and Reuven Raz, in the form of Exhibit E-2 attached hereto.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(ff).

“Financial Statements” means the financial statements annexed hereto as Schedule 3.1(h).

“Fully-Diluted Basis” means the assumption that all outstanding options, warrants or other convertible securities or instruments or other rights to acquire Ordinary Shares or any other existing or future classes of share capital have been exercised or converted, as applicable, in full, regardless of whether any such options, warrants, convertible securities or instruments or other rights are then vested or exercisable or convertible in accordance with their terms.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(w).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(d).

“Legend Removal Qualification Event” shall have the meaning ascribed to such term in Section 4.1(d).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lockup Agreement” shall have the meaning ascribed to such term in Section 4.16.

“Majority in Interest” shall have the meaning ascribed to such term in Section 5.5.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(aa).

“Notes” means the convertible notes, in the form of Exhibit A hereto.

“Ordinary Shares” means the ordinary shares of the Company, NIS 0.01 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Ordinary Shares Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“OFAC” shall have the meaning ascribed to such term in Section 3.1(bb).

“Palladium” means Palladium Capital Advisors LLC, having an address at 10 Rockefeller Plaza, Suite 909, New York, NY 10020.

“Palladium Note” shall have the meaning ascribed to such term in Section 2.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition, whether commenced or threatened.

“Purchaser Counsel” shall mean Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Purchaser Registration Rights Agreement” shall means the Purchaser Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers (excluding Exigent), in the form of Exhibit E-1 attached hereto.

“Qualified Offering” means the consummation of a firm commitment initial public offering of the Company’s Ordinary Shares which has an initial closing (if more than one) not later than the later of (i) June 30, 2018, and (ii) six (6) months after the first Closing Date, at which initial closing the Company receives not less than $7,000,000 of gross cash proceeds (not including conversion of the Notes or any other outstanding instrument) at a pre-money valuation of the Company of not less than $50,000,000 on a Fully-Diluted Basis, in connection with which immediately upon the closing the Company’s Ordinary Shares including the Conversion Shares are listed for trading on a Trading Market and the Ordinary Shares are registered pursuant to Section 12(b) or Section 12(g) under the Exchange Act, and which offering is made pursuant to a prospectus included in a S-1 registration statement filed with and declared effective by the Commission.

“Registration Rights Agreements” shall mean the Purchaser Registration Rights Agreement and the Exigent Registration Rights Agreement.

“Regulation D” means Regulation D under the Securities Act.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of Ordinary Shares then issued or potentially issuable in the future pursuant to the Transaction Documents, including but not limited to any Underlying Shares issuable upon conversion in full of the Notes and the interest that could accrue through six months after the issue date of the Notes.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Notes and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreements” means the Security Agreement (Floating Charge) and Security Agreement (Fixed Charge) dated as of the date of this Agreement, copies of which are annexed hereto as Exhibit C.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company, or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. Representations, undertakings and obligations set forth in this Agreement shall be applicable only to Subsidiaries which exist or have existed at the applicable and relevant time.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges: the NYSE MKT LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, and the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Escrow Agreement, each Lockup Agreement, the Registration Rights Agreements, the Security Agreements, and all exhibits and schedules thereto and hereto.

“Transfer Agent” means the transfer agent for the Ordinary Shares, and any successor transfer agent of the Company. As of the Closing Date, the Company is the Transfer Agent.

“Underlying Shares” means the Ordinary Shares issued and issuable upon conversion of the Notes and payment of interest on the Notes in accordance with the terms of the Notes.

“Unlegended Shares” shall have the meaning ascribed to such term in Section 4.1(d).

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Dates, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, through Palladium, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of $4,320,000 (inclusive of the Palladium Note, as defined below) of principal amount of Notes, each such purchase and sale being a “Closing”. An additional Note representing the placement agent fee payable to Palladium as described on Schedule 3.1(r) will be issued on the Closing Date for the placement agent fee payable to Palladium with respect to the Closing (the “Palladium Note”). The Note issuable to Palladium will be held by the Escrow Agent and delivered to Palladium only upon the closing of the Qualified Offering. Each Purchaser shall deliver to the Company such Purchaser’s Subscription Amount, and the Company shall deliver to each Purchaser its respective Note, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at a Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at the offices of Purchaser Counsel or such other location as the parties shall mutually agree. Notwithstanding anything herein to the contrary, the initial Closing must take place on or before December 27, 2017. The Closing Date for the final Closing if Exigent elects to exercise any portion of the Exigent option described in item (e) of the definition of Exempt Issuance, shall occur on or before March 5, 2018 (the “Termination Date”). With respect to any Closing not held on or before the Termination Date, the Escrow Agent shall cause all subscription documents and funds, if any, to be returned, without interest or deduction to each prospective Purchaser. Notwithstanding the date of any Closing subsequent to the initial Closing, all time effective clauses in the Transaction Documents shall commence on the initial Closing Date and the Transaction Documents will be deemed modified mutatis mutandis in connection with such subsequent Closings, if any, including with respect to the exercise of the Exigent Option. The Maturity Date (as defined in the Notes) of the Notes issued at all Closings subsequent to the initial Closing shall be the same as the Maturity Date of the Notes issued at the initial Closing. No sale of Notes may be made pursuant to this Agreement except pursuant to the Company’s agreement with Palladium as placement agent pursuant to a written agreement between the Company and Palladium. The Exigent Option may be exercised, in one or more occasions, only after ten Business Days’ prior notice to the Purchasers who must receive details of the exercise, the principal amount in respect of which the Note is to be issued, and copies of the Transaction Documents to be employed therewith; with respect to Notes issuable to Exigent hereunder, Exhibit A shall be amended to reflect the Conversion Price per item (e)(2) of the definition of “Exempt Issuance”.

THE GROSS PROCEEDS TO THE COMPANY OF THE INITIAL CLOSING SHALL BE $4,000,000.

2.2 Deliveries.

(a) On or prior to a Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company with the schedules and exhibits thereto current as of each such Closing Date;

(ii) (x) in the initial Closing, the Security Agreements duly executed by the Company, and (y) in each Closing subsequent to the initial Closing, a duly executed amendment to each Security Agreement to include such Purchaser as a “Lender” thereunder;

(iii) a Note with a principal amount equal to such Purchaser’s Subscription Amount registered in the name of such Purchaser;

(iv) a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;

(v) the Escrow Agreement duly executed by the Company and the Escrow Agent;

(vi) the Purchaser Registration Rights Agreement (or, if the Purchaser is Exigent, the Exigent Registration Rights Agreement) duly executed by the Company;

(vii) Lockup Agreements from each Person identified on Schedule 4.16;

(viii) a certificate of the chief executive officer and chief financial officer of the Company, dated as of each Closing Date, in which such officers shall certify that the conditions set forth in Section 2.3(b) have been fulfilled, and in connection with Closings following the initial Closing, ratifying the terms of this Agreement;

(ix) a certificate signed by the chief executive officer and chief financial officer of the Company of the Company containing copies of the text of the resolutions by which the corporate and shareholder actions on the part of the Company and its shareholders necessary to approve this Agreement and the other Transaction Documents and the transactions and actions contemplated hereby and thereby, and certifying to the Purchasers that such resolutions and approvals were duly adopted and have not been amended or rescinded; and

(x) a copy of the Company’s shareholders register accurate as of immediately before the Closing certified by a senior officer of the Company.

(b) On or prior to a Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent the following:

(i) this Agreement duly executed by such Purchaser;

(ii) Reserved.

(iii) such Purchaser’s Subscription Amount by wire transfer or as otherwise permitted under the Escrow Agreement, to the Escrow Agent;

(iv) the Purchaser Registration Rights Agreement (or, if the Purchaser is Exigent, the Exigent Registration Rights Agreement) duly executed by such Purchaser; and

(v) the Escrow Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder to effect a Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein, except for any such representations and warranties qualified by reference to Material Adverse Effect) on the Closing Date of the representations and warranties of the Purchasers purchasing Securities on such Closing Date contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser purchasing Securities on such Closing Date required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of a Purchaser hereunder to effect a Closing, unless waived by such Purchaser, are subject to the following conditions being met:

(i) the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein, except for any such representations and warranties qualified by reference to Material Adverse Effect) on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the Escrow Agent shall have received executed signature pages to this Agreement with respect to the Subscription Amounts for which such Closing is to occur;

(iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi) from the date hereof to each respective Closing Date, trading in securities in the United States generally as reported by Bloomberg L.P. shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

2.4 Purchaser’s Right To Terminate. Anything in any of the Transaction Documents to the contrary notwithstanding, each Purchaser has the right to demand and receive back from the Escrow Agent and Company such Purchaser’s Subscription Amount and Transaction Documents at any time until a Closing takes place in connection with such Subscription Amount and Transaction Documents. UNDER NO CIRCUMSTANCES WILL THE PURCHASER’S SUBSCRIPTION AMOUNT BE DELIVERED TO OR UNDER THE CONTROL OR AUTHORITY OF ANY PLACEMENT AGENT OR BROKER, INCLUDING BUT NOT LIMITED TO PALLADIUM.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify a representation made herein to which it refers and only such other representation to the extent such Disclosure Schedule cross-references such particular representation, provided, however, that any information disclosed in the Disclosure Schedules under any section number, either with or without reference to a specific representation or warranty contained in this Agreement, whether or not referenced in other sections or other places, shall be deemed to be disclosed and incorporated into any other section number of, or any other representation or warranty contained in, this Agreement, to the extent the relevance of such disclosure is reasonably apparent on its face, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and each Closing Date unless as of a specific date therein, in which case they shall be accurate as of such date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company and the Company’s ownership interests therein as of the date of this Agreement are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no Subsidiaries relevant to any component of this Agreement as of a particular date, then such reference shall not be applicable. As of the date of this Agreement and the initial Closing Date the Company’s only Subsidiary is MedyMatch Inc., a Delaware corporation.

(b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and, with respect to MedyMatch, Inc., in good standing under the laws of the jurisdiction of its incorporation or organization, each with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective articles of association and articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (iii) a material adverse effect on the Company’s ability to perform on a timely basis its material obligations under any Transaction Document, or (iv) the occurrence of a Disqualification Event (any of (i), (ii), (iii) or (iv), (each a “Material Adverse Effect”) and, no Proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders and creditors in connection herewith or therewith other than in connection with the Required Approvals and except those filings required to be made with the Commission and state agencies after the Closing Date. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s articles of association or certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of participation, first refusal, termination, amendment, acceleration, adjustment, repricing or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including Israeli, U.S. federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or Israeli, U.S. federal, state, local, foreign or other governmental authority, its shareholders, creditors or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, which has not been obtained or which will not have been obtained prior to the initial Closing other than: (i) the filing of Forms D with the Commission, (ii) the filings to be made pursuant to the Registration Rights Agreements, and (iii) such filings as are required to be made under the Israeli Companies Law – 1999 and the regulations promulgated thereunder (the “Companies Law”) or applicable securities laws (collectively, the “Required Approvals”). The Company represents that neither the Company nor any Subsidiary nor licensor of any Intellectual Property Rights to the Company requires or will require the approval of the Israel Innovation Authority (formerly the Office of the Chief Scientist) to enter into and fulfill the Company’s obligations pursuant to the Transaction Documents.

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than those created by the Purchaser. The Company has prior to the date hereof reserved from its duly authorized share capital a number of Ordinary Shares for issuance of the Underlying Shares at least equal to the Required Minimum.

(g) Capitalization. The capitalization of the Company is as set forth in Schedule 3.1(g). Except as disclosed on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.1(g), there are no outstanding options, employee or incentive share option plans warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Shares Equivalents. There is no share option plan in effect as of the Closing Date, except as disclosed on Schedule 3.1(g) and all grants of options to employees by the Company have been made in compliance and conformity with the option plan annexed hereto as Exhibit I. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of the share capital of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all Israeli, U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or any other Person is required for the issuance and sale of the Securities. Except as disclosed on Schedule 3.1(g), there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders. As of immediately prior to the Closing, the authorized share capital of the Company shall be NIS 100,000 divided into the amount and type of equity set forth in the Amended Articles, and the issued and outstanding share capital of the Company shall be divided into the amount and type of equity set forth in Schedule 3.1(g). A copy of the Company’s shareholder register certified as accurate by a senior officer of the Company is annexed hereto as Exhibit J. Such register is true and accurate as of the date of this Agreement.

(h) Financial Statements. Annexed hereto as Schedule 3.1(h) is audited and unaudited financial information of the Company (“Financial Statements”). The audited Financial Statements have been prepared in accordance with GAAP. The Financial Statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal year-end adjustments and inclusion of footnotes which would be required pursuant to GAAP. The Financial Statements include balance sheets as of each of the two most recent fiscal year ends and as of a month end immediately preceding the relevant Closing date and income statements as of the same dates. The Company is not a successor to any other Person for financial accounting purposes and will not be required to include or consolidate its financial statements for GAAP purposes or any securities or other laws and rules, with financial statements or financial information of any other Person.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since September 30, 2017, except as disclosed on Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital, and (v) the Company has not issued any equity securities to any officer, director or Affiliate.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (Israeli, U.S. federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges or could affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has ever been the subject of any Action involving a claim of violation of or liability under Israeli, U.S. federal or state securities laws or a claim of breach of fiduciary duty.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all Israeli, U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all Israeli, U.S. federal, state and local and foreign laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Israeli, U.S. federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, and as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. Except as would not reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of Israeli, U.S. federal, state or other taxes, for which appropriate reserves have been made and, the payment of which is neither delinquent nor subject to penalties. The Company and Subsidiaries do not own any real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance. The Company occupies office space pursuant to a lease agreement pursuant to which the Company is not in default.

(o) Intellectual Property.

(i) The term “Intellectual Property Rights” includes:

1. the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, “Marks’’);

2. all patents and patent applications (collectively, “Patents’’);

3. all copyrights in both unpublished works and published works of the Company and each Subsidiary (collectively, “Copyrights”);

4. all know-how, trade secrets, confidential information, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets’’); owned, used, or licensed by the Company and each Subsidiary as licensee or licensor; and

5. the license or right to directly or indirectly use any of the foregoing, whether perpetually or for a fixed term, whether or not subject to defeasement, and whether or not reduced to writing or otherwise memorialized.

(ii) The term “Registered Intellectual Property Rights” means all Intellectual Property Rights that are registered, filed, or issued under the authority of any governmental authority, including all issued patents, registered copyrights and registered trademarks and all applications for any of the foregoing.

(iii) Agreements. Schedule 3.1(o) contains a complete and accurate list and description of all material Registered Intellectual Property Rights and of all contracts (including license agreements and oral agreements but excluding intellectual property assignment or undertaking executed in connection with employment agreements and pursuant to which Company employees assigned to the Company Intellectual Property Rights developed by such employees pursuant to their employment by the Company) relating to the Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which the Company is the licensee. There are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement. Exhibit G hereto consists of copies of all such agreements, which are in full force and effect and no event of default nor an event, which with the giving of notice or the passage of time could become an event of default, exists thereunder.

(iv) Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or currently proposed to be conducted. The Company owns or possesses adequate and enforceable rights to use, without payment to a third party, all of such Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(v) Patents. The Company is the owner of or licensee of all right, title and interest in and to each of the Patents, free and clear of all Liens and other adverse claims other than as set forth in Schedule 3.1(o). All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date except in each case as would not reasonably be expected to result in a Material Adverse Effect. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(vi) Trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims other than as set forth in Schedule 3.1(o). All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date except in each case as would not reasonably be expected to result in a Material Adverse Effect. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks. To the Company’s knowledge no Mark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vii) Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing except in each case as would not reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no Copyright is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

(viii) Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. To the Company’s knowledge, the Trade Secrets have not been used, divulged, or appropriated either for the benefit of any Person (other the Company) or to the detriment of the Company, except in each case as would not reasonably be expected to result in a Material Adverse Effect. No Trade Secret is subject to any adverse claim or has been challenged in writing.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the Financial Statements and Transaction Documents, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, except as disclosed on Schedule 3.1(q).

(r) Certain Fees. Except as set forth on Schedule 3.1(r) with respect to Palladium Capital Advisors LLC, no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not aware of any person (other than Palladium Capital Advisors LLC) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(t) Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary, except for the Purchasers pursuant to the Purchaser Registration Rights Agreement and Exigent pursuant to the Exigent Registration Rights Agreement. No securities will be included in the registration statement to be filed on behalf of the Purchasers pursuant to the Purchaser Registration Rights Agreement except on behalf of the Purchasers, not including Exigent. No securities will be included in the registration statement to be filed on behalf of Exigent pursuant to the Exigent Registration Rights Agreement except on behalf of Exigent.

(u) Application of Takeover Protections. As of the Closing Date, the Company will have taken all necessary action, if any, is so required in order to render inapplicable as of the Closing Date and thereafter any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Association or the laws of Israel or the State of Delaware (other than mandatorily applicable provisions of applicable law which are not subject to optional waiver or opt out), as applicable, that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(v) Disclosure. The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Securities being purchased by it. All of such information furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except as expressly set forth in the Transaction Documents, the Company and the Subsidiaries make no other representation or warranty, expressed or implied, in connection with this Agreement. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(w) Solvency and Indebtedness. Based on the consolidated financial condition of the Company as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Except as set forth in Schedule 3.1(w) hereto, the Company Financial Statements and Schedule 3.1(i) set forth all outstanding liens secured and unsecured Indebtedness of the Company and any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (y) any liabilities for borrowed money or amounts owed in excess of $250,000 in the aggregate and (z) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with generally accepted accounting principles. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(x) Tax Status. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all Israeli, U.S. federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(y) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(z) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa) Money Laundering. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder and pursuant to Israeli law (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(bb) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(cc) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(dd) No General Solicitation or Integration. To the best knowledge of the Company, neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. To the best knowledge of the Company, the Company has offered the Securities for sale only to the Purchasers and who are “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Indebtedness and Seniority. Except as set forth on the Company Financial Statements and Schedule 3.1(i), as of the Closing Date, no Indebtedness, equity, or Ordinary Shares Equivalent is or will be senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, except for capital lease obligations which are senior only as to the property covered thereby. On or before the initial Closing, any indebtedness outstanding under the CLA to Exigent and to Reuven Raz and Eugene Saragnese will have been irrevocably converted to newly authorized and issued Series A Shares, par value NIS 0.01 each, of the Company in accordance with that certain Conversion and Series A Preferred Subscription Agreement of event date herewith by and among Exigent, Eugene Saragnese and Reuven Raz, and the CLAs will have been terminated (except for such provisions surviving termination, in accordance with the terms of the CLAs) and the security interests granted by the Company to Exigent, Eugene Saragnese and Reuven Raz pursuant to their respective CLAs or any other agreement, irrevocably extinguished.

(ff) FDA. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the U.S. Food and Drug Administration (“FDA”) or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(gg) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(hh) Survival. The foregoing representations and warranties shall survive the Closing Date.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable U.S. federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts a Note, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit F (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be Affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Information on Company. Purchasers are not deemed to have any knowledge of any information not included in the Financial Statements or the Transaction Documents unless such information is delivered in the manner described in the next sentence.  Each Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities. In addition, such Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities.

(f) Compliance with Securities Act; Reliance on Exemptions. Such Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g) Communication of Offer. Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(h) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i) No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(j) Tax Liability. Such Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(k) Survival. The foregoing representations and warranties shall survive the Closing Date.

3.3 Reliance. The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Disposition of Securities. The Securities may only be disposed of in compliance with state and U.S. federal securities laws and any other applicable securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company at the Company’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the applicable Registration Rights Agreement and shall have the rights and obligations of a Purchaser under the Transaction Documents and registration statement, if any.

(b) Legend. The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) Pledge. The Company acknowledges and agrees that a Purchaser may from time to time following a Qualified Offering pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the applicable Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. At such Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the applicable Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

(d) Legend Removal. Subsequent to a Qualified Offering, certificates evidencing the Underlying Shares shall not contain any legend (“Unlegended Shares”) (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (each such event being a “Legend Removal Qualification Event”). Upon request by a holder of Underlying Shares, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent, if required by the Transfer Agent, promptly after a Legend Removal Qualification Event and the delivery to the Company or the Company’s counsel by such holder of Underlying Shares of reasonable certifications requested by the Company or the Company’s counsel in connection with the issuance of such opinion to effect the removal of the legend hereunder with respect to any qualifying Underlying Shares. Following an applicable Legend Removal Qualification Event, the Company will no later than two Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing Underlying Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), with reasonable certifications from the Purchaser requested by the Company in order to effectuate a legend removal (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1.

(e) Legend Removal Default. In addition to such Purchaser’s other available remedies, provided the conditions for legend removal set forth in Section 4.1(d) exist, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the higher of the actual purchase price of the Ordinary Shares on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(d), $5 per Trading Day for each Trading Day after the Legend Removal Date (increasing to $10 per Trading Day after the fifth Trading Day) until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(f) DWAC. Commencing after the Conversion Date, in lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Ordinary Shares are DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

(g) Resale Requirements. Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell the Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

(h) Injunction. In the event a Purchaser shall request delivery of Unlegended Shares as described in this Section 4.1 and the Company is required to deliver such Unlegended Shares, the Company may not refuse to deliver Unlegended Shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of 120% of the amount of the aggregate purchase price of the Underlying Shares intended to be subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(i) Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Unlegended Shares as required pursuant to this Agreement and after the Legend Removal Date the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by such Purchaser of the Ordinary Shares which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased exceeds (B) the aggregate purchase price of the Ordinary Shares delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Shares delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Ordinary Shares, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.3 Furnishing of Information.

(a) The Company covenants and agrees with the Purchaser that commencing on the initial Closing Date and until the Conversion Date, the Company shall deliver to the Purchaser: (i) for each of the Company’s first three fiscal quarters unaudited quarterly financial statements within 60 days after each quarter-end, (ii) in addition to the requirements of Section 4.3(b), within 90 days after each of the Company’s fiscal year ends, annual audited financial statements prepared according to GAAP, and (iii) copies of any documents or data furnished to the Company’s shareholders in their capacity as Company shareholders regarding the Company or its affairs, simultaneously with the furnishing of such documents or data to such shareholders. The foregoing obligations will be deemed satisfied if such financial statements have been timely filed with the Commission and are available on the EDGAR system.

(b) Not later than January 15, 2018, the Company will provide to the Purchasers and Palladium audited financial statements prepared according to GAAP by an auditing firm registered with the PCAOB, for the 2015 and 2016 fiscal years and unaudited stub period financial statements, in form and substance sufficient to meet the minimum requirements for filing prior to February 14, 2018 a registration statement on Form S-1 with the Commission pursuant to Regulation S-X and Form S-1.

(c) Each Purchaser agrees that any confidential or proprietary information obtained from the Company (including, without limitation, any information obtained pursuant to Section 4.3(a) and Section 4.3(b)) by such Purchaser will not be disclosed to any other person or used for any purpose (other than (i) to evaluate and monitor such Purchaser’s investment in the Company and to enforce such Purchaser’s rights under any agreement with the Company; or (ii) for the purpose of a potential transfer of some or all of Purchaser’s shares to a third party transferee, provided that such potential transferee is not a competitor of the Company and signs and delivers to the Company a non-disclosure and confidentiality agreement with terms substantially similar to those contained in this Section 4.3(c) prior to such disclosure), without the prior written consent of the Company, unless such information (a) is known or becomes known to the public in general (other than as a result of a breach of the confidentiality obligation owed to the Company by such party to the knowledge of such Purchaser), or (b) is or has been made known or disclosed to such party by a third party without a confidentiality obligation to the Company, or (c) is required to be made known or disclosed by applicable law, rule or regulation or is required or requested to be made known or disclosed by any regulatory authority, provided that to the extent possible such party promptly notifies the Company of such request or requirement, takes reasonable steps at the Company’s expense and request, to minimize the extent of any such required disclosure and only discloses that portion of the confidential or proprietary information that it is legally obligated to disclose. Notwithstanding the foregoing, a Purchaser may disclose confidential or proprietary information to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or performing services for the Purchaser. This Section 4.3(c) shall survive the termination of this Agreement for one year but not later than the Conversion Date. The Company will cause the Initial Registration Statement (as defined in the Registration Rights Agreement) to contain disclosure of all confidential and other information given to Purchaser by Company and its Affiliates so that as of the Conversion Date, the Purchaser will not be in possession of material non-public information provided by the Company or its Affiliates.

4.4 Initial Public Offering, Registration Requirements and Mandatory Conversion.

(a)    The Company undertakes to use its reasonable best efforts to close the Qualified Offering. The underwriter of the Qualified Offering will be subject to the reasonable approval of each of the Company, Palladium, and Exigent, which approvals will not be unreasonably withheld or delayed. The underwriter of the Qualified Offering will not receive compensation in connection with the Qualified Offering in excess of the amount set forth on Schedule 4.4(a). The Company hereby acknowledges its obligations pursuant to the Registration Rights Agreement to use its reasonable best efforts to cause a registration statement satisfying the requirements of Form S-1 to be declared effective contemporaneously with the effectiveness of the registration statement employed in connection with the Qualified Offering and to maintain such registration statement in each case as required pursuant to the Registration Rights Agreement.

(b)    Provided the company has timely complied with its undertaking with respect to the Qualified Offering and its obligations pursuant to the Registration Rights Agreement, the outstanding principal and accrued interest of the Notes shall be mandatorily converted to Ordinary Shares as more particularly described in the Notes.

4.5 Use of Proceeds. The proceeds of the offering will be employed by the Company substantially for the purposes set forth on Schedule 4.5.

4.6 Indemnification of Purchasers. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or U.S. federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its representations, warranties or covenants under the Transaction Documents or any written agreements such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or U.S. federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence or willful misconduct. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.7 Reservation of Ordinary Shares.

(a) The Company shall maintain a reserve from its duly authorized Ordinary Shares for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than the Required Minimum.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) Ordinary Shares are less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable best efforts to cause the shareholders of the Company to amend the Company’s Articles of Association to increase the number of authorized but unissued Ordinary Shares to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th day after such date. A Mandatory Conversion (as defined in the Note) will not occur without the Purchaser’s consent if the Required Minimum has not been reserved as of the date such Mandatory Conversion would otherwise occur.

4.8 Securities Laws Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. The Company agrees to timely make all such other filings required to be made under Israeli law and any other jurisdiction to cause the Company to be in compliance with all such applicable laws and fulfill its obligations under the Transaction Documents.

4.9 Subsequent Equity Sales. Except in connection with an Exempt Issuance, without prior written approval of a Majority in Interest, until the End Date and during any time that an Event of Default (as defined in the Note) is pending, the Company will not, without the consent of a Majority in Interest, issue nor agree to issue any Ordinary Shares or Ordinary Shares Equivalents except under the employee and incentive share option plan of the Company, a copy of which is annexed hereto as Exhibit I, and only up to the amounts set forth on Schedule 3.1(g).

4.10 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same or substantially similar consideration is also offered, mutatis mutandis, on a ratable basis to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.11 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale or resale of the Securities.

4.12 Conduct of Business. Until the End Date, the Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted. Until the End Date, the Company will maintain insurance coverage of the type and not less than the amount in effect as of the Closing Date and such other insurance reasonable for a company similarly situated as the Company. Until the sooner of the Conversion Date or End Date, the Company will conduct its business in the ordinary course consistent with past practices.

4.13 Preservation of Corporate Existence. Until one (1) year after the End Date, each of the Company and each Subsidiary shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified would reasonably be expected to have a Material Adverse Effect.

4.14 Shareholder Rights Plan. Subject to the requirements of applicable law, no claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.15 Reserved.

4.16 Lockup Agreements. Each of the Persons identified on Schedule 4.16 shall deliver to the Company and Purchasers for the benefit of the Company and Purchasers executed lockup agreements in the forms annexed to Schedule 4.16 (each a “Lockup Agreement”).

4.17 Indebtedness. Until the End Date, except for an Exempt Issuance, the Company may not incur Indebtedness without the consent of the Purchasers nor grant a security interest or allow a security interest to be taken in any of the Company’s assets if such security interest would be senior to or pari passu with the security interest granted to the Purchasers pursuant to the Security Agreements and, in any case, unless such potential security interest grantee enters into an intercreditor and subordination agreement reasonably acceptable to Purchasers.

4.18 Additional Issuances. Until the sooner of the Conversion Date or End Date neither the company nor anyone acting on behalf of the company will engage any Person to act as an underwriter or placement agent for the offering of any equity or debt securities of the Company without the prior approval of a Majority in Interest.

4.19 Confidentiality. Until the sooner of the filing of a registration statement in connection with the Qualified Offering or on behalf of the Purchasers the Company and the Purchasers will not disclose the existence or terms of the Offering unless required by law, regulation, Trading Market rules, court process or to their respective Affiliates, attorneys, accountants, advisors, shareholders and agents who are required or for whom it would be convenient for such disclosure to be made in connection with the conduct of the Offering and compliance with the terms of the Transaction Documents.

4.20 Amended Articles of Association. As of the initial Closing Date, the Company shall have amended its Articles of Association and adopted the form of Articles of Association annexed hereto as Exhibit H (the “Amended Articles”).

4.21 Filing With Israel Companies Registrar. The Company will file with the Israel Companies Registrar all filings required to be made with respect to the Offering, including the registration of security interests pursuant to the Security Agreements, in accordance with the requisite time periods set forth in the Companies Law.

4.22 D&O Insurance. The Company currently has D&O and is engaged with a broker for appropriate D&O coverage, details of which are described on Schedule 4.22.

ARTICLE V.

MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the initial Closing has not been consummated on or before December 27, 2017; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party or parties.

5.2 Fees and Expenses. Except as expressly set forth on Schedule 3.1(r), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. The Company agrees to pay pursuant to the Escrow Agreement legal fees of Purchaser Counsel in the amount of $40,000 incurred in connection with the preparation, execution and delivery of the Transaction Documents and initial Closing and reimburse Purchaser Counsel for filings fees and reasonable out-of-pocket expenses incurred in connection with the Security Agreements.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: MedyMatch Technology Ltd., 76 Yigal Alon Street, Floor 5, Tel Aviv, Israel 6706701, Attn: Michael Rosenberg, co-Founder & CFO, email: mrosenberg@medymatch.com, with a copy by fax or email only to (which shall not constitute notice): Meitar Liquornik Geva Leshem Tal, Law Offices, 16 Abba Hillel Silver Road, Ramat Gan 5250608, Israel, Attn: David S. Glatt, Adv., facsimile: (972) 3-610-3111, email: dglatt@meitar.com, (ii) if to Exigent, to: Exigent Management Ltd., 5 Wyndham Deedes St., Jerusalem, Israel, email: smann@exigentcap.com; ebrender@exigentcap.com, with a copy by email only to (which shall not constitute notice): Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co., One Azrieli Center, Round Building, Tel Aviv 6701101, Israel, Attn: Richard J. Mann, Adv., email: rick@gkh-law.com, (iii) if to the Purchasers, to: the addresses, fax numbers and email addresses indicated on the signature pages hereto, with an additional copy by fax or email only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, Attn: Edward M. Grushko, Esq., facsimile: (212) 697-3575, email: ed@grushkomittman.com, and (iv) if to the placement agent, to: Palladium Capital Advisors LLC, 10 Rockefeller Plaza, Suite 909, New York, NY 10020, facsimile: (646) 390-6328, email: mhartstein@palladiumcapital.com.

5.5 Amendments; Waivers. Any provision of this Agreement and any other Transaction Document may be waived, modified, supplemented or amended and consent obtained or approval deemed granted except in a written instrument signed, in the case of an amendment by the Company and the Purchasers holding at least a majority in interest which for so long as South Florida Biotech Ventures, LLC, or its assigns holds at least Securities acquired for at least $1,000,000 must include South Florida Biotech Ventures, LLC (“Majority in Interest”) of the component of the affected Securities then outstanding, or in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement nor any other Transaction Document shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right. Any Purchaser may waive in writing any right or benefit granted to or available to such Purchaser pursuant to the Transaction Documents.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following the Closing, any Purchaser may assign, on ten (10) Business Day prior notice any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound with respect to the transferred Securities by the provisions of the Transaction Documents that apply to the “Purchasers” and is able to make each and every representation made by Purchasers in this Agreement. No assignment by a Purchaser will be allowed if the result would be an increase in the number of actual or beneficial owners of the assigned securities.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise explicitly set forth herein.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents (other than those mandatorily subject to Israeli law and which may not be waived under Israeli law) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof except as to corporate law matters which are specifically required by the laws of the State of Israel to be governed by the laws of the State of Israel. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Reserved.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may, at any time prior to the Company’s performance of such obligations, rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any Ordinary Shares subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Note.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or U.S. federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Currency. As employed in the Transaction Documents, dollar, Dollar or “$” means United States currency and NIS means New Israeli Shekels.

5.21 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.22 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.23 Equitable Adjustment. The Conversion Price, trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in the Transaction Documents.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MedyMatch Technology Ltd.		Address for Notice:

76 Yigal Alon Street, Floor 5
Tel Aviv, Israel 6706701
Email: mrosenberg@medymatch.com

By:	/s/ Michael Rosenberg
Name: Michael Rosenberg
Title: co-Founder and CFO

With a copy to (which shall not constitute notice):

Meitar Liquornik Geva Leshem Tal, Law Offices

16 Abba Hillel Silver Road

Ramat Gan 5250608, Israel

Attn: David S. Glatt, Adv.

Fax: (972) 3-610-3111

Email: dglatt@meitar.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO MedyMatch Technology Ltd.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ______SOUTH FLORIDA BIOTECH VENTURES, LLC___________

Signature of Authorized Signatory of Purchaser: ____/s/ Mark Groussman_______________

Name of Authorized Signatory: _________Mark Groussman_________________________

Title of Authorized Signatory: ________Managing Member__________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser: 445 W. 40th Street_______________________________

Miami Beach, FL 33140__________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

5154 La Gorca Drive, Miami Beach FL 33140

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: US$4,000,000.00

Note Principal: ___________________

EIN Number, if applicable, will be provided under separate cover.

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO MedyMatch Technology Ltd.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ______PALLADIUM CAPITAL ADVISORS LLC_______________

Signature of Authorized Signatory of Purchaser: ____/s/ Joel Padowitz_______________

Name of Authorized Signatory: _________Joel Padowitz___________________________

Title of Authorized Signatory: ________Managing Member__________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: ________(646) 390-6328_____________________

Address for Notice to Purchaser: 10 Rockefeller Plaza, Suite 909____________________

New York, New York 10020______________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: US$320,000

Note Principal: ___________________

EIN Number, if applicable, will be provided under separate cover.

[SIGNATURE PAGES CONTINUE]

EXHIBITS AND SCHEDULES

Exhibit A	Form of Note
Exhibit B	Escrow Agreement
Exhibit C	Security Agreements
Exhibit D	Form of Legal Opinion
Exhibit E-1	Purchaser Registration Rights Agreement
Exhibit E-2	Exigent Registration Rights Agreement
Exhibit F	Form of Investor Questionnaire
Exhibit G	Intellectual Property Agreements
Exhibit H	Amended Articles
Exhibit I	Share Option Plan
Exhibit J	Shareholders Register

Schedule 3.1(a)	Subsidiaries
Schedule 3.1(g)	Capitalization
Schedule 3.1(h)	Financial Statements
Schedule 3.1(i)	Material Changes
Schedule 3.1(o)	Intellectual Property
Schedule 3.1(q)	Transactions With Affiliates
Schedule 3.1(r)	Fees and Commissions
Schedule 4.4(a)	Underwriting Compensation
Schedule 4.5	Use of Proceeds
Schedule 4.16	Lockup Agreement Providers and Forms of Lockup Agreements
Schedule 4.22	Director and Officer Liability Policy

EXHIBIT F

ACCREDITED INVESTOR QUESTIONNAIRE

IN CONNECTION WITH INVESTMENT IN CONVERTIBLE NOTE

MEDYMATCH TECHNOLOGY LTD.,

AN ISRAELI CORPORATION

PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED DECEMBER ___, 2017

TO :	MedyMatch Technology Ltd.
76 Yigal Alon Street, Floor 5
Tel Aviv, Israel 6706701

Palladium Capital Advisors LLC

10 Rockefeller Plaza, Suite 909

New York, NY 10020

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, MedyMatch Technology Ltd. and Palladium Capital Advisors LLC (collectively, the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended (the “Act”), or a violation of the securities laws of any state.

1. Please provide the following information:

Name: _______________________________________________________________________________________

Name of additional purchaser: _____________________________________________________________________
(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

____________________________________________________________________________________________

2. Residence address, or if other than an individual, principal office address:

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

Telephone number: _____________________________________________________________________________

Social Security Number: _________________________________________________________________________

Taxpayer Identification Number: ___________________________________________________________________

3. Business address: ____________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

Business telephone number: ______________________________________________________________________

4. Send mail to:                                 Residence ______                                 Business _______

5. With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address: _____________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Telephone number: ______________________________________________________________________________

Social Security Number: ___________________________________________________________________________

Taxpayer Identification Number: _____________________________________________________________________

Business address: _______________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Business telephone number: _______________________________________________________________________

Send Mail to:                               Residence _______                                     Business _______

6. Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

7. Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

_______	_______
Yes	No

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

8A. Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an Accredited Investor (within the meaning of Rule 501 of Regulation D under the Act). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1 Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

_______	_______
Yes	No

8.2 Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

_______	_______
Yes	No

8.3 Are you a director or executive officer of the Company?

_______	_______
Yes	No

8.4 Are you or any of you Affiliates covered by any of the “Bad Actor” designations described in Rule 506(d)(1)(i) to (viii) under the Securities Act?

_______	_______
Yes	No

* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities, provided, however, that your primary residence shall not be included as an asset, and indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Notes, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the Notes exceeds the amount outstanding 60 days before that time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability).

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for U.S. federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

8.B Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an Accredited Investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

___	(i)	a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

___	(ii)	a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___	(iii)	an insurance company as defined in Section 2(13) of the Act;

___	(iv)	an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

___	(v)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

___	(vi)	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

___	(vii)	an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are Accredited Investors;

___	(viii)	a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___	(ix)	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

___	(x)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

___	(xi)	an entity in which all of the equity investors are persons or entities described above (“Accredited Investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

9.A Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______	_______
Yes	No

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______	_______
Yes	No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire, which will be supplied at your request).

10. You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

_______	_______
Yes	No

If so, briefly describe: _____________________________________________________________________________

______________________________________________________________________________________________

If so, have you completed your investigation and/or received satisfactory answers to your questions?

_______	_______
Yes	No

11. Do you understand the nature of an investment in the Company and the risks associated with such an investment?

_______	_______
Yes	No

12. Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

_______	_______
Yes	No

13. Do you understand that this investment is not liquid?

_______	_______
Yes	No

14. Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______	_______
Yes	No

15. Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

_______	_______
Yes	No

16. Do you have a “pre-existing, substantive relationship” with the Company, any of the officers of the Company, or any registered broker-dealer or investment adviser that is participating in the purchase of the securities?

_______	_______
Yes	No

(For purposes hereof, “pre-existing, substantive relationship” means any relationship in which the Company (or a person acting on its behalf) or the registered broker-dealer or investment adviser (as applicable) has sufficient information to evaluate, and does, in fact, evaluate, your financial circumstances and sophistication, in determining your status as an accredited or sophisticated investor)

If so, please name the individual or other person or entity with whom you have a pre-existing, substantive relationship and describe the relationship:

______________________________________________________________________________________

______________________________________________________________________________________

17. Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ___________________________________________________

_____________________________________________________________________________

Dated: __________________, 2017

If purchaser is one or more individuals (all individuals must sign):

(Type or print name of prospective purchaser)

Signature of prospective purchaser

Social Security Number

(Type or print name of additional purchaser)

Signature of spouse, joint tenant, tenant in common or other signature, if required

Social Security Number

Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are Accredited Investors, as defined in Regulation D, Rule 501 under the Act, which definition is set forth below:

1. A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding primary residence as an asset, and excluding indebtedness that is secured by a primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Notes, as a liability (except that if the amount of such indebtedness outstanding at the time of sale of the securities exceeds the amount outstanding 60 days before that time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability)); or

2. A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3. A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4. A director or executive officer of the Company; or

5. The investor is an entity, all of the owners of which are Accredited Investors; or

6. (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are Accredited Investors,

7. a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or

8. an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5 million.

EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a ____________________ [TYPE OF ENTITY] formed pursuant to the laws of the State of . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Definition of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

Name of Equity Owner	Type of Accredited Investor[1]

1. ______________________________________________________________________________________________

2. ______________________________________________________________________________________________

3. ______________________________________________________________________________________________

4. ______________________________________________________________________________________________

5. ______________________________________________________________________________________________

6. ______________________________________________________________________________________________

7. ______________________________________________________________________________________________

8. ______________________________________________________________________________________________

9. ______________________________________________________________________________________________

10. _____________________________________________________________________________________________

1 Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.